                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            DATE OF REPORT: 16-Oct-03

                        CIT Equipment Collateral 2002-VT1

             A Delaware          Commission File       I.R.S. Employer
             Corporation         No. 0001172747         No. 51-0407692

                             c/o Capita Corporation
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

Item 5. Other

                        CIT Equipment Collateral 2002-VT1
                            Monthly Servicing Report

                                                                         Determination Date:                      10/16/03
                                                                          Collection Period:                      09/30/03
                                                                               Payment Date:                      10/20/03

 I. AVAILABLE FUNDS

    A.  Available Pledged Revenues

         a. Scheduled Payments Received                                                                    $ 29,346,079.53
         b. Liquidation Proceeds Allocated to Owner Trust                                                       590,719.67
         c. Required Payoff Amounts of Prepaid Contracts                                                      3,841,899.65
         d. Required Payoff Amounts of Purchased Contracts                                                            0.00
         e. Proceeds of Clean-up Call                                                                                 0.00
         f. Investment Earnings on Collection Account and
            Note Distribution Account                                                                                 0.00

                                                                Total Available Pledged Revenues =         $ 33,778,698.85

    B.  Determination of Available Funds

         a. Total Available Pledged Revenues                                                               $ 33,778,698.85
         b. Servicer Advances                                                                                 2,264,343.30
         c. Recoveries of  prior Servicer Advances                                                           (3,890,585.37)
         d. Withdrawal from Cash Collateral Account                                                             881,243.89
                                                                                                          ----------------

                                                                Total Available Funds =                    $ 33,033,700.67

II. DISTRIBUTION AMOUNTS

    A.  COLLECTION ACCOUNT DISTRIBUTIONS

            1. Servicing Fee                                                                                        297,760.42

            2. Class A-1 Note Interest Distribution                                                    0.00
               Class A-1 Note Principal Distribution                                                   0.00
                            Aggregate Class A-1 distribution                                                              0.00

            3. Class A-2 Note Interest Distribution                                               39,455.60
               Class A-2 Note Principal Distribution                                          16,326,456.73
                            Aggregate Class A-2 distribution                                                     16,365,912.33

            4. Class A-3 Note Interest Distribution                                            1,071,308.33
               Class A-3 Note Principal Distribution                                          12,499,572.11
                            Aggregate Class A-3 distribution                                                     13,570,880.44

            5. Class A-4 Note Interest Distribution                                              414,657.08
               Class A-4 Note Principal Distribution                                                   0.00
                            Aggregate Class A-4 distribution                                                        414,657.08

            6. Deposit to the Class A Principal Account                                                0.00

            7. Class B Note Interest Distribution                                                 43,343.99
               Class B Note Principal Distribution                                               854,680.10
                            Aggregate Class B distribution                                                          898,024.09

            8. Class C Note Interest Distribution                                                 26,441.12
               Class C Note Principal Distribution                                               466,189.15
                            Aggregate Class C distribution                                                          492,630.27

            9. Class D Note Interest Distribution                                                 61,457.75
               Class D Note Principal Distribution                                               932,378.29
                            Aggregate Class D distribution                                                          993,836.04

           10. Deposit to the Cash Collateral Account                                                                     0.00

           11. Amounts in accordance with the CCA Loan Agreement                                                          0.00

           12. Remainder to the holder of the equity certificate                                                          0.00


                                                     Collection Account Distributions =                          33,033,700.67
                                                                                                                 =============



    B.  CASH COLLATERAL ACCOUNT DISTRIBUTIONS

            1. Payment due on the Senior Loan                                                                             0.00

            2. Payment due on the Holdback                                                                        1,865,143.99

            3. Payment to the Depositor                                                                                   0.00
                                                                                                                 -------------

                                                     Cash Collateral Account Distributions =                      1,865,143.99
                                                                                                                 =============


    C.  INCORRECT DEPOSITS TO BE RETURNED TO CIT     Collection Account Distributions =                                   0.00
                                                                                                                 -------------

   III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES


                     -----------------------------------------------------------------------------------------------
                              Distribution                   Class A-1                       Class A-2
                                 Amounts                       Notes                           Notes
                     -----------------------------------------------------------------------------------------------
               1.             Interest Due                          0.00                       39,455.60
               2              Interest Paid                         0.00                       39,455.60
               3           Interest Shortfall                       0.00                            0.00
                             ((1) minus (2))
               4             Principal Paid                         0.00                   16,326,456.73

               5        Total Distribution Amount                   0.00                   16,365,912.33
                             ((2) plus (4))

                     -----------------------------------------------------------------------------------------------
                              Distribution                   Class A-3                        Class A-4
                                 Amounts                       Notes                            Notes
                     -----------------------------------------------------------------------------------------------
               1.             Interest Due                  1,071,308.33                      414,657.08
               2              Interest Paid                 1,071,308.33                      414,657.08
               3           Interest Shortfall                       0.00                            0.00
                             ((1) minus (2))
               4             Principal Paid                12,499,572.11                            0.00

               5        Total Distribution Amount          13,570,880.44                       414,657.08
                             ((2) plus (4))



                     -----------------------------------------------------------------------------------------------
                              Distribution                   Class B                          Class C
                                 Amounts                      Notes                             Notes
                     -----------------------------------------------------------------------------------------------
               1.             Interest Due                     43,343.99                      26,441.12
               2              Interest Paid                    43,343.99                      26,441.12
               3           Interest Shortfall                       0.00                           0.00
                             ((1) minus (2))
               4             Principal Paid                   854,680.10                     466,189.15

               5        Total Distribution Amount             898,024.09                     492,630.27
                             ((2) plus (4))

                     ------------------------------------------------------------------------------------------------
                              Distribution                   Class D                       Total Offered
                                 Amounts                      Notes                            Notes
                     ------------------------------------------------------------------------------------------------

               1.             Interest Due                     61,457.75                   1,656,663.87
               2              Interest Paid                    61,457.75                   1,656,663.87
               3           Interest Shortfall                       0.00                           0.00
                             ((1) minus (2))
               4             Principal Paid                   932,378.29                  31,079,276.38

               5        Total Distribution Amount             993,836.04                  32,735,940.25
                             ((2) plus (4))




   IV.   Information Regarding the Securities

       A    Summary of Balance Information

                     ----------------------------------------------------------------------------------------

                                                           Applicable             Principal Balance
                                 Class                       Coupon                    Oct-03
                                                              Rate                  Payment Date

                     ----------------------------------------------------------------------------------------
               a.           Class A-1 Notes                1.9600%                          0.00
               b.           Class A-2 Notes                2.9000%                          0.00
               c.           Class A-3 Notes                4.0300%                306,500,427.89
               d.           Class A-4 Notes                4.6700%                106,550,000.00
               e.            Class B Notes                 3.9700%                 12,246,778.19
               f.            Class C Notes                 4.4400%                  6,680,060.83
               g.            Class D Notes                 5.1600%                 13,360,121.66

               h.                Total Offered Notes                              445,337,388.56

               i.            One - Month Libor Rate                                      1.12000%


                     --------------------------------------------------------------------------------------------------------

                                                          Class Factor             Principal Balance          Class Factor
                                 Class                       Oct-03                      Sep-03                  Sep-03
                                                          Payment Date                Payment Date            Payment Date

                     --------------------------------------------------------------------------------------------------------

               a.           Class A-1 Notes                0.00000                          0.00                0.00000
               b.           Class A-2 Notes                0.00000                 16,326,456.73                0.05894
               c.           Class A-3 Notes                0.96082                319,000,000.00                1.00000
               d.           Class A-4 Notes                1.00000                106,550,000.00                1.00000
               e.            Class B Notes                 0.41727                 13,101,458.29                0.44639
               f.            Class C Notes                 0.41750                  7,146,249.97                0.44664
               g.            Class D Notes                 0.41624                 14,292,499.95                0.44529

               h.                Total Offered Notes                              476,416,664.94

               i.            One - Month Libor Rate

       B    Other Information

                     ---------------------------------------------------------------------------------------

                                                            Scheduled                Scheduled
                                                        Principal Balance        Principal Balance
                                 Class                       Oct-03                   Sep-03
                                                          Payment Date             Payment Date

                     ---------------------------------------------------------------------------------------

                            Class A-1 Notes                   0.00                          0.00


                     ------------------------------------------------------------------------------------------------------

                                                                                      Target                     Class
                                                              Class              Principal Amount                Floor
                                 Class                     Percentage                 Oct-03                    Oct-03
                                                                                   Payment Date              Payment Date

                     ------------------------------------------------------------------------------------------------------

                                Class A                      92.75%               413,050,427.89
                                Class B                       2.75%                12,246,778.19                      0.00
                                Class C                       1.50%                 6,680,060.83                      0.00
                                Class D                       3.00%                13,360,121.66                      0.00

                     ----------------------------------------------------------------------------------------

                                                             Target                    Class
                                                        Principal Amount               Floor
                                 Class                       Sep-03                   Sep-03
                                                          Payment Date             Payment Date

                     ----------------------------------------------------------------------------------------

                                Class A                  441,876,456.73
                                Class B                   13,101,458.29                    0.00
                                Class C                    7,146,249.97                    0.00
                                Class D                   14,292,499.95                    0.00

 V. PRINCIPAL

    A.  MONTHLY PRINCIPAL AMOUNT
            1.    Principal Balance of Notes and Equity Certificates                                     476,416,664.94
                   (End of Prior Collection Period)
            2.    Contract Pool Principal Balance (End of Collection Period)                             445,337,388.56
                                                                                                ------------------------

                                      Total monthly principal amount                                      31,079,276.38

    B. PRINCIPAL BREAKDOWN                                                   No. of Accounts
                                                                             ---------------

            1.    Scheduled Principal                                          58,946                     25,856,352.21
            2.    Prepaid Contracts                                             1,749                      3,841,899.65
            3.    Defaulted Contracts                                            182                       1,381,024.52
            4.    Contracts purchased by CIT Financial USA, Inc.                  0                                0.00
                                                                            --------------------------------------------

                  Total Principal Breakdown                                    60,877                     31,079,276.38


VI. CONTRACT POOL DATA

    A.  CONTRACT POOL CHARACTERISTICS
                                                                             ------------------------------------------------
                                                                                    Original                   Oct-03
                                                                                      Pool                  Payment Date
                                                                             ------------------------------------------------
            1.    a.  Contract Pool Balance                                      1,068,496,994.00         445,337,388.56
                  b.  No of Contracts                                                      73,864                 60,877
                  c.  Pool Factor

            2.    Weighted Average Remaining Term                                           38.00                   26.7

            3.    Weighted Average Original Term                                             44.1


    A.  CONTRACT POOL CHARACTERISTICS
                                                                             ----------------------
                                                                                     Sep-03
                                                                                  Payment Date
                                                                             ----------------------
            1.    a.  Contract Pool Balance                                      476,416,664.94
                  b.  No of Contracts                                                    62,808
                  c.  Pool Factor

            2.    Weighted Average Remaining Term                                          27.2

            3.    Weighted Average Original Term


    B.  DELINQUENCY INFORMATION
                                                                --------------------------------------------------------------
                                                                  % of      % of Aggregate
                                                                            Required Payoff       No. of    Aggregate Required
                                                                Contracts       Amount           Accounts     Payoff Amounts
                                                                --------------------------------------------------------------
            1.    Current                                         95.00%         96.31%            57,832     435,231,956.08
                  31-60 days                                       2.61%          2.19%             1,589       9,916,994.87
                  61-90 days                                       1.08%          0.65%               658       2,952,307.07
                  91-120 days                                      0.57%          0.38%               347       1,697,084.33
                  120+ days                                        0.74%          0.47%               451       2,111,863.65

                       Total Delinquency                          100.0%         100.0%            60,877     451,910,206.00

            2. Delinquent Scheduled Payments:

                  Beginning of Collection Period                                             8,199,059.51
                  End of Collection Period                                                   6,572,817.44
                                                                                            -------------

                       Change in Delinquent Scheduled Payments                              (1,626,242.07)


    C.  DEFAULTED CONTRACT INFORMATION

            1. Required Payoff Amount on Defaulted Contracts                                 1,381,024.52
            2. Liquidation Proceeds received                                                   590,719.67
                                                                                            -------------
            3. Current Liquidation Loss Amount                                                 790,304.85

            4. Cumulative Liquidation Losses to date                                        12,997,571.82

                                % of Initial Contracts                                             4.935%
                    % of Initial Contract Pool Balance                                             1.216%

      VII. MISCELLANEOUS INFORMATION

           A.  SERVICER ADVANCE BALANCE

               1. Opening Servicer Advance Balance                              8,199,059.51
               2. Current Period Servicer Advance                               2,264,343.30
               3. Recoveries of prior Servicer Advances                        -3,890,585.37
                                                                              --------------
               4. Ending Servicer Advance Balance                               6,572,817.44

           B.  CASH COLLATERAL ACCOUNT

               1. Applicable Rates for the Interest Period:
                  a.  Libor Rate for the Interest Period                                           1.1200%
                  b.  Senior Loan Interest Rate                                                    4.6200%
                  c.  Holdback Amount Interest Rate                                                7.1200%

               2. Opening Cash Collateral Account                                                                41,686,458.18

               3. Deposit from the Collection Account                                                                     0.00

               4. Withdrawals from the Cash Collateral Account                                                     (881,243.89)

               5. Investment Earnings                                                                                26,951.20

               6. Investment Earnings Distributions:
                  a. Senior Loan Interest                                                                                 0.00
                  b. Senior Loan Principal                                                                                0.00
                  c. Holdback Amount Interest                                                                       -26,951.20
                  d. Holdback Amount Principal                                                                            0.00
                                                                                                                 -------------
                              Total Investment Earnings distributions                                               -26,951.20

               7. Remaining available amount                                                                              0.00

               8. Required Cash Collateral Account Amount                                                        38,967,021.50

               9. Cash Collateral Account Surplus/ (Shortfall)                                                            0.00

              10. Distribution of CCA Surplus:
                  a. Senior Loan Principal                                                                                0.00
                  b. Holdback Amount Principal                                                                   -1,838,192.79
                                                                                                                 --------------
                              Total Distribution of Surplus                                                      -1,838,192.79

              11. Ending Cash Collateral Account                                                                 38,967,021.50

              12. Cash Collateral Account deficiency                                                                      0.00


           C.  OTHER RELATED INFORMATION

               1. Discount Rate                                                      4.6150%

               2. Life to Date Prepayment (CPR)                                        6.93%

               3. Life to Date Substitutions:

                  a. Prepayments                                             0.00

                  b. Defaults                                                0.00


         ---------------------------------------------------------------------------------------------------
                                                        Oct-03               Sep-03
                             Item                    Payment Date         Payment Date
         ---------------------------------------------------------------------------------------------------
                         a.  Senior Loan                      0.00                 0.00
                         b.  Holdback Amount         49,050,582.57        50,888,775.36

               NCT Funding Company LLC, Allfirst Bank, as trustee
               under the Indenture, and Capita Corporation, in its
           individual capacity and as Servicer, DO HEREBY CERTIFY that
                   I am a Responsible Officer of the Servicer
           and, pursuant to Section 9.02 of the Pooling and Servicing
                   Agreement, I DO HEREBY FURTHER CERTIFY the
     following report with respect to the Payment Date occurring on 10/20/03

   This Certificate shall constitute the Servicer's Certificate as required by
     Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                               Capita Corporation

                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer